UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2017

Citius Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-206903	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2017, Citius Pharmaceuticals, Inc. (the “Company”) executed a convertible future advance promissory note in favor of Leonard Mazur (“Lender”) in the principal amount of up to $1,000,000 (the “Bridge Note”). The Company may draw on the Bridge Note as needed up to the $1,000,000 principal amount, of which $590,000 is outstanding under the Bridge Note as of June 27, 2017. The Bridge Note bears interest at the “Prime Rate” as published in the Wall Street Journal on the last day of each relevant month plus 1%, and matures on the earlier of December 31, 2017 or the full conversion of the Bridge Note. The Bridge Note is convertible, in whole or in part, into shares of the Company’s common stock at a conversion price equal to 75% of the price per share paid by investors in the Company’s contemplated securities offering pursuant to a Form S-1 registration statement (File No. 333-217956) filed with the U.S. Securities and Exchange Commission. In addition, in the event the Company enters into a debt financing with a third party on terms better than those of the Bridge Note while such Bridge Note remains outstanding, the Company will notify Lender of such terms and Lender may elect, in Lender’s sole discretion, to amend the Bridge Note to incorporate such terms. The Bridge Note is governed by the same form of agreement governing the convertible future advance promissory note executed in favor of Leonard Mazur on May 10, 2017 for $1,500,000 and filed as Exhibit 10.1 to the Company’s Form 10-Q for the fiscal quarter ended March 31, 2017 (the “Form of Bridge Note”).

The Lender, Leonard Mazur, is our Executive Chairman and Secretary and a director of the Company.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Bridge Note, and is qualified in its entirety by reference to the Form of Bridge Note filed as Exhibit 10.1 to the Company’s Form 10-Q for the fiscal quarter ended March 31, 2017 which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1

Future Advance Convertible Promissory Note dated May 10, 2017 between Leonard Mazur and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q for the fiscal quarter ended March 31, 2017).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: June 27, 2017	By:	/s/ Myron Holubiak
Myron Holubiak
President and Chief Executive Officer

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